EXHIBIT 10.7

                                                           EXECUTION COPY

                                   SIMMONS COMPANY

                                     $100,000,000

                      10-3/4% Senior Subordinated Notes due 2006

                                  PURCHASE AGREEMENT
                                  ------------------

                                                                April 15, 1996

     CHASE SECURITIES INC.
     270 Park Avenue
     New York, New York 10017

     Ladies and Gentlemen:

         Simmons Company, a Delaware corporation (the "Company"), proposes to issue and sell $100,000,000 principal amount of its 10-3/4% Senior Subordinated Notes due 2006 (the "Securities"). The Securities are to be issued pursuant to an Indenture substantially in the form of Exhibit A hereto to be dated as of April 18, 1996 (the "Indenture"), between the Company and SunTrust Bank, Atlanta, as trustee (the "Trustee"). The Company hereby confirms the agreement with Chase Securities Inc. (the "Initial Purchaser" or "CSI") with respect to the sale by the Company of the Securities.

         The Securities will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on an exemption therefrom. The Company has prepared a preliminary offering memorandum dated March 25, 1996 (such preliminary offering memorandum being hereinafter referred to as the "preliminary offering memorandum"), and an offering memorandum dated April 15, 1996 (such offering memorandum, in the form first furnished to the Initial Purchaser for use in connection with the offering of the Securities, being hereinafter referred to as the "Offering Memorandum"), setting forth information regarding the Company and the Securities. The Company hereby confirms that it has authorized the use of the preliminary offering memorandum and the Offering Memorandum in connection with the offering and sale of the Securities.

         Holders (including subsequent transferees) of the Securities will have the registration rights set forth in the Exchange and Registration Rights Agreement (the



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     "Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit B hereto, for so long as any such Securities constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of a series of senior subordinated notes (the "Exchange Securities") identical in all material respects to the Securities (except that the Exchange Securities will not contain terms with respect to transfer restrictions) to be offered in exchange for the Securities (the "Exchange Offer") and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

         Capitalized terms used herein without definition have the respective meanings specified therefor in the Offering Memorandum.

         1. Representations, Warranties and Agreements of the Company. The
            -----------------------------------------------------------
     Company represents and warrants to and agrees with the Initial Purchaser as of the date hereof and as of the Closing Date that:

              (a) Each of the preliminary offering memorandum and the Offering Memorandum, as of its respective date, contains all the information that, if requested by a prospective purchaser, would be required to be provided pursuant to Rule 144A(d)(4) under the Securities Act. The Offering Memorandum does not, and at the Closing Date, the Offering Memorandum and any amendment or supplement thereto will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to information contained in or omitted from the Offering Memorandum (or any supplement or amendment thereto in reliance upon and in conformity with written information relating to the Initial Purchaser furnished to the Company by or on behalf of the Initial Purchaser specifically for use therein (the "Initial Purchaser's Information"). The parties acknowledge and agree that the Initial Purchaser's Information consists solely of



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          the third, fourth and sixth paragraphs under the caption "Plan of
          Distribution" in the Offering Memorandum.

              (b) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged as described in the Offering Memorandum, except where the failure to so qualify or have such power or authority would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company (a "Material Adverse Effect").

              (c) The Company has an authorized capitalization as set forth in the Offering Memorandum, and all the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. The capital stock of the Company conforms to the description thereof contained in the Offering Memorandum.

              (d) This Agreement has been duly authorized and validly executed and delivered by the Company and is the valid and legally binding agreement of the Company. At the Closing Date the Indenture will conform in all respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder; and the Indenture and the Registration Rights Agreement have been duly authorized by the Company and, when duly executed and delivered in accordance with their terms by each party thereto, will constitute valid and legally binding agreements of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of



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          whether enforcement is sought in a proceeding at law or in equity).

              (e) On the Closing Date, the Securities will have been duly authorized by the Company, and the Securities, the Indenture and the Registration Rights Agreement will have been duly executed by the Company and will conform in all material respects to the descriptions thereof contained in the Offering Memorandum. When the Securities are issued, authenticated and delivered in accordance with the Indenture and paid for in accordance with the terms of this Agreement, the Securities will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

              (f) The execution, delivery and performance of the Indenture, the Securities, the Registration Rights Agreement and this Agreement by the Company, the consummation of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof or thereof, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject (except as would not have a Material Adverse Effect), nor will such actions result in any violation of the provisions of the charter or by-laws of the.Company or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of its properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required



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          for the execution, delivery and performance of the Indenture, the
          Securities, the Registration Rights Agreement or this Agreement by the Company or the consummation of the transactions contemplated hereby and thereby which shall not have been obtained or made prior to the Closing Date (other than such consents, approvals, authorizations or orders of, or filings or registrations with the Commission or any state securities regulatory authorities as may be required to be obtained or made pursuant to the Registration Rights Agreement).

              (g) Coopers & Lybrand L.L.P. are independent public accountants with respect to the Company as required by the Securities Act and the rules and regulations thereunder for financial statements included in a definitive prospectus forming part of a registration statement on Form S-1 under the Securities Act. The historical financial statements (including the related notes, if any) included in the preliminary offering memorandum and the Offering Memorandum comply in all material respects (except for the inclusion of financial statement schedules) with the requirements applicable to a Registration Statement on Form S-1 and have been prepared, and fairly present, the financial position of the Company at the respective dates indicated and the results of its operations and its cash flows for the respective periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods; and the financial information and financial data set forth in the Offering Memorandum under the captions "Summary -- Summary Financial and Other Data" and "Selected Historical and Pro Forma Financial Data" are derived from the accounting records of the Company, and fairly present the data purported to be shown. The pro forma financial statements contained in
                                     ----------
          the Offering Memorandum have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments
                                                     ----------
          specified therein, include all material adjustments to the historical financial data required by Rule 11-02 of Regulation S-X to reflect the Transactions (as defined in the Offering Memorandum), and give effect to assumptions made on a reasonable basis and present fairly the historical and proposed transactions contemplated by the preliminary offering memorandum, the Offering Memorandum and this Agreement. The other historical financial and



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          statistical information and data included in the preliminary offering memorandum and the Offering Memorandum are, in all material respects, accurately presented.

              (h) There are no pending actions or suits or judicial, arbitral, rule-making or other administrative or other proceedings to which the Company is a party or of which any property or assets of the Company is the subject which, singularly or in the aggregate, if determined adversely to the Company, are reasonably likely to have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

              (i) No action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Securities or suspends the sale of the Securities in any jurisdiction; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Company which would prevent or suspend the issuance or sale of the Securities, or the use of the preliminary offering memorandum or the Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the best of the Company's knowledge, threatened against or affecting the Company before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Securities or in any manner draw into question the validity thereof or in any manner draw into question the validity of the Indenture, the Securities, the Registration Rights Agreement or this Agreement or any action taken or to be taken pursuant hereto or thereto; and every request of any securities authority or agency of any jurisdiction for additional information (to be included in the preliminary offering memorandum or the Offering Memorandum or otherwise) has been complied with.

              (j) The Company (i) is not in violation of its charter or by-laws,
          (ii) is not in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such



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          a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject and (iii) is not in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except any violation or default under clauses (ii) or (iii) that would not have a Material Adverse Effect.

              (k) Except as disclosed in the Offering Memorandum, the Company possesses all material licenses, certificates, authorizations and permits issued by, and has made all declarations and filings with, the appropriate state, federal or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of its properties or the conduct of its businesses as described in the Offering Memorandum, except where the failure to possess or make the same would not have, singularly or in the aggregate, a Material Adverse Effect, and the Company has not received notification of any revocation or modification of any such license, authorization or permit and has no reason to believe that any such license, certificate, authorization or permit will not be renewed.

              (1) Except as set forth in Schedule 1(1), all Tax Returns (as defined below) required to be filed by the Company in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. To the best of the Company's knowledge, all Tax Returns filed by the Company prior to the date hereof were complete and accurate, except such as could not reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect. Except as set forth in
          Schedule 1(1), no material claim for assessment or collection of Taxes is presently being asserted against the Company. Furthermore, the Company is not a party to any pending action, proceeding or investigation by



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          any governmental authority for the assessment or collection of Taxes, nor does the Company have knowledge of any such threatened action, proceeding or investigation, except such as could not reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect. No waivers of statutes of limitation in respect of any Tax Returns have been given by or requested of the Company, nor has the Company agreed to any extension of time with respect to a Tax assessment or deficiency. No material claim by any authority in a jurisdiction where the Company does not currently file a Tax Return is pending to the effect that the Company is or may be subject to taxation by that jurisdiction. No Liens are presently imposed upon or asserted against any of the Company's assets as a result of or in connection with any failure, or alleged failure, to pay any Tax. As of the Closing Date, the Company will not have any agreement, whether or not written, providing for the payment of Tax liabilities or entitlements to refunds with any other party other than an agreement in the nature of a tax sharing agreement with Holdings. To the best of the Company's knowledge, the Company has withheld and paid all Taxes required to be withheld in connection with any amounts paid or owing to any employee, creditor, independent contractor or other third party with respect to the business of the Company. The unpaid Taxes of the Company do not exceed the reserve for Tax liability (as opposed to any reserve for deferred Taxes established to reflect timing differences between book and tax income) set forth on the most recent balance sheet of the Company, as adjusted for the passage of time through the date hereof in accordance with the past custom and practice in filing Tax Returns. For purposes of this Agreement, the terms "Tax" and "Taxes" shall mean all federal, state, local or foreign income, payroll, employee withholding, unemployment insurance, social security, sales, use, service use, leasing use, excise, franchise, gross receipts, value added, alternative or add-on minimum, estimated, occupation, real and personal property, stamp, transfer,' workers' compensation, severance, windfall profits, environmental (including taxes under Section 59A of the Internal Revenue Code of 1986, as amended (the "Code")), or other tax of the same or of a similar nature, including any interest, penalty, or addition thereto, whether disputed or not. The term "Tax Return" means any return, declaration, report, form,



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          claim for refund, or information return or statement relating to Taxes or income subject to taxation, or any amendment thereto, and including any schedule or attachment thereto.

              (m) The Company is not (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder or
          (b).a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

              (n) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
          (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (o) The Company has and will maintain insurance covering its properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks, in each case as is in accordance with customary industry practice to protect the Company and its businesses. The Company has not received notice from any insurer or agent of such insurer that capital improvements or other expenditures will have to be made in order to continue such insurance, except such as could not reasonably be expected, singularly or in the aggregate, tO have a Material Adverse Effect.

              (p) There are no securities of the Company registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system. The Company



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          has been advised that the Securities have been designated as PORTAL securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

              (q) The Company does not own any "margin securities" as that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a "purpose credit" within the meanings of Regulation G, T, U or X of the Federal Reserve Board.

              (r) Other than this Agreement or as disclosed in the Offering Memorandum under "Certain Transactions," the Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the Acquisition (as defined in the Indenture) or the offering of the Securities.

              (s) The Company owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of its businesses and has no reason to believe that the conduct of its businesses will conflict with any such rights of others which might reasonably be expected to have a Material Adverse Effect, and has not received any notice of any claim of conflict with, any such rights of others.

              (t) The Company has good and marketable title in fee simple to, or has valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company, in each case free and clear of all liens, encumbrances,



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          claims and defects that may materially interfere with the condition
          (financial or otherwise), results of operations, business or prospects of the Company, other than Permitted Liens (as defined in the Indenture).

              (u) No labor disturbance by the employees of the Company exists or, to the best of the Company's knowledge, is contemplated.

              (v) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or
          Section 4975 of the Code) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in
          Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any "employee benefit plan" (as defined in ERISA Section 3(3)) other than a "multiemployer plan" (as defined in ERISA Section 3(37)) (an "Employee Benefit Plan") which might reasonably be expected to have a Material Adverse Effect; each Employee Benefit Plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan" (as defined in ERISA Section 3(2)); and each "pension plan" for which the Company would have any liability and that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which might reasonably be expected to cause the loss of such qualification.

              (w) Except as disclosed in the Offering Memorandum, to the best knowledge of the Company, there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company (or, to the best of the Company's knowledge, any other entity for whose acts or omissions the Company is or may reasonably be expected to be liable) upon any of the property now or, to the actual knowledge of the chief executive officer, chief



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          financial officer, treasurer or secretary of the Company, previously owned or leased by the Company (i) in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or (ii) which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except in the case of both clauses (i) and (ii) for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

              (x) None of the Company, any affiliate (as such term is defined in Rule 501(b) under the Securities Act) of the Company or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (as that term is defined in Regulation S under the Securities Act), and all such persons have complied and will comply with the offering restrictions requirement of Regulation S to the extent applicable.

              (y) Neither the Company nor any affiliate (as such term is defined in Rule 501(b) under the Securities Act) of the Company has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act), which is or will be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the Securities Act.

              (z) None of the Company or any affiliate (as such term is defined in Rule 501(b) under the Securities Act) of the Company or any other person acting on its or their behalf has engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.



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                                                                          13
               (aa) Assuming the accuracy of the Initial Purchaser's representations in Section 2 hereof and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities and the offer, resale and delivery of the Securities in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

              (bb) The Company immediately after the Closing Date (after giving effect to the issuance of the Securities and to the other transactions related thereto as described in the Offering Memorandum) will be Solvent. As used in this paragraph (bb), the term "Solvent" means, with respect to a particular date, that on such date (A) the present fair market value (or fair salable value) of the assets of such entity is not less than the total amount required to pay the probable liabilities of such entity on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (B) such entity is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (C) assuming the sale of the Securities as contemplated by this Agreement and as described in the Offering Memorandum, such entity is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature, and such entity is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such person is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

              (cc) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.



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                                                                           14

              (dd) The Company has not taken and will not take, directly or indirectly, any action prohibited by Rule 10b-6 under the Exchange Act in connection with the offering of the Securities.

              (ee) Except as described in the Offering Memorandum, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity interest in the Company.

              (ff) Since the date as of which information is given in the Offering Memorandum, except as otherwise stated therein, (A) there has been no material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the
               Company, other than those in the ordinary course of business, which are material with respect to the Company, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

         2. Purchase by the Initial Purchaser. On the basis of the
            -----------------------------------
     representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to the Initial Purchaser and the Initial Purchaser agrees to purchase from the Company $100,000,000 in principal amount of Securities at a purchase price equal to 97.00% of the principal amount thereof less the interest for one day on such amount (calculated at the Federal Funds Effective Rate as published on the Telerate Screen at 9:00 A.M., New York City time, on the Closing Date).

         The Company shall not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

         The Initial Purchaser has advised the Company that it is its intention, as promptly as it deems appropriate after the Company shall have furnished the Initial Purchaser with copies of the Offering Memorandum, to resell the Secu-



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                                                                      15

     rities pursuant to the procedures and upon the terms set forth in the Offering Memorandum, including not to solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. The Initial Purchaser represents, warrants and agrees with the Company that it has solicited and will solicit offers for Securities only from, and will offer Securities only to, persons that it reasonably believes to be, in the case of offers inside the United States,
     (i) QIBs or (ii) other Institutional Accredited Investors. The Initial Purchaser covenants and agrees that it will obtain from each person that it reasonably believes to be an Institutional Accredited Investor, an executed purchaser letter prior to the acceptance of an order to purchase Securities made by such Institutional Accredited Investor, which letter shall be substantially in the form of Annex A to the Offering Memorandum and which completed letters shall be made available to the Company and its counsel for review on the Closing Date. The Initial Purchaser represents and warrants that (i) it is either a QIB or an Institutional Accredited Investor, in either case with such knowledge and experience in financial and business matters as are necessary to evaluate the merits and risks of an investment in the Securities, and is acquiring its interest in the Securities not with a view to the distribution or resale thereof, except resales in compliance with the registration requirements or exemption provisions of the Securities Act, (ii) neither it, nor anyone acting on its behalf, will offer the Securities so as to bring the issuance and sale of the Securities within the provisions of Section S of the Securities Act,
     (iii) it will be re-offering and reselling the Securities only to QIBs in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A and to a limited number of persons that it reasonably believes to be Institutional Accredited Investors that execute and deliver a letter containing certain representations and agreements in the form attached as Annex A to the Offering Memorandum, and
     (iv) it has used no form of general solicitation or general advertising in connection with the offer and sale of the Securities. The Company acknowledges and agrees that the Initial Purchaser may sell Securities to any affiliate of the Initial Purchaser and that any such affiliate may sell Securities purchased by it to the Initial Purchaser. The Initial Purchaser agrees that, prior to or simultaneously with the confirmation of sale by the Initial Purchaser to any purchaser of any of the Securities purchased by the Initial Purchaser from the Company pursuant hereto, the Initial Purchaser shall furnish to that purchaser a copy of the Offering Memorandum (and any amendment thereof or supplement thereto that the Company shall have furnished to the Initial Purchaser prior to the date of such confirmation of sale). In addition to the foregoing, the Initial Purchaser agrees and understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Sections 5(c) and (d) hereof, counsel to the Company and to the Initial Purchaser, respectively, may rely upon the accuracy and truth of the foregoing representations, warranties and covenants in this Section 2 and the Initial Purchaser hereby consents to such reliance.

         3. Delivery of and Payment for the Securities. Delivery of and payment
            --------------------------------------------
     for the Securities shall be made at the office of Cravath, Swaine & Moore ("CS&M"), New York, New York, or at such other place as shall be agreed upon by the Initial Purchaser and the Company, at 10:00 A.M., New York City time, on April 18, 1996, or at such other date or time, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchaser and the Company (such date and time being referred to herein as the "Closing Date"). On the Closing Date, the Company shall deliver or cause to be delivered to the Initial Purchaser certificates for the Securities against payment to or upon the order of the Company of the purchase price by wire or book-entry transfer of immediately available funds. Upon delivery, the Securities shall be in definitive fully registered form, in such denominations and registered in such names, or otherwise, as the Initial Purchaser shall have requested in writing not less than two full business days prior to the Closing Date. The Company shall make one or more certificates for the Securities available for inspection by the Initial Purchaser in New York, New York, not later than one full business day prior to the Closing Date.

         4.  Further Agreements  of the  Company.  The Company  agrees with  the
             ------------------------------------
     Initial Purchaser:

              (a) to advise the Initial Purchaser promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in light of the circumstances under which they were made, not misleading and not to effect such amendment or supplementation without the consent of the Initial Purchaser; to advise the Initial Purchaser promptly of any order preventing or suspending the use of the preliminary offering memorandum or the Offering Memorandum, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use best efforts to prevent the issuance of any such order preventing or suspending the use of the preliminary offering memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;

              (b) to furnish promptly to the Initial Purchaser and counsel for the Initial Purchaser, without charge, as many copies of the preliminary offering memorandum and the Offering Memorandum (and of any amendments or supplements thereto) as may be reasonably requested; to furnish to the Initial Purchaser on the date hereof two copies of the independent accountants' report included in the Offering Memorandum signed by the accountants rendering such report; and the Company hereby consents to the use of the preliminary offering memorandum and the Offering Memorandum, and any amendments and supplements thereto, in connection with resales of the Securities;

               (c) if the delivery of the Offering Memorandum is required at any time in connection with the sale of the Securities and if at such time any events shall have occurred as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when the Offering Memorandum is delivered, not misleading, or if for any other reason it shall be necessary at such time to amend or supplement the Offering Memorandum in order to comply with any law, to notify the Initial Purchaser immediately thereof, and to promptly prepare and furnish to the Initial Purchaser an amended Offering Memorandum or a supplement to the Offering Memorandum which will correct such statement or omission or effect such compliance. The Initial Purchaser's delivery of any such amendment or supplement shall not constitute a waiver of any of the conditions set forth in Section 5 hereof;

               (d)  for so  long  as  any  of the  Securities  or  the  Exchange
          Securities are outstanding, to furnish to the Initial Purchaser all public reports and all reports, documents, information and financial statements furnished by the Company to the Commission pursuant to the Indenture or the Exchange Act or any rule or regulation of the Commission thereunder;

              (e) for  so long  as and  at any time  that it  is not  subject to
          Section 13 or 15(d) of the Exchange Act, upon request of any holder of the Securities, to furnish to such holder, and to any prospective purchaser or purchasers of the Securities designated by such holder, information satisfying the requirements of subsection (d)(4) of Rule 144A under the Securities Act. This covenant is intended to be for the benefit of the holders from time to time of the Securities, and prospective purchasers of the Securities designated by such holders;

              (f) to use the proceeds from the sale of the Securities in the manner described in the Offering Memorandum under the caption "Use of Proceeds";

              (g) to use reasonable best efforts to assist the Initial Purchaser, at its request, in arranging to cause the Securities to be designated as PORTAL securities in accordance with the rules and regulations of the NASD;

              (h) in connection with the offering of the Securities, to make its
          officers,  employees,   independent  accountants  and   legal  counsel
          reasonably available upon request by the Initial Purchaser;

              (i) to do and perform all things required to be done and performed under this Agreement by it that are within its control prior to or after the Closing Date and to use its best efforts to satisfy all conditions precedent on its part to the delivery of the Securities;

              (j) except following the effectiveness of the Exchange Offer or Shelf Registration Statement, as the case may be, to not, and to ensure that no affiliate (as such term is defined in Rule 501(b) under the Securities Act) of the Company will, and not authorize or knowingly permit any person acting on its or their behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act;

              (k) to not, and to ensure that no affiliate (as such term is defined in Rule 501(b) under the Securities Act) of the Company will, offer, sell or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the Securities Act;

              (l) to not, so long as the Securities are outstanding, be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and will not be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder;

              (m)  to cause each  Security to bear  the legend set  forth in the form of Security attached as Exhibit A to the Indenture until such legend shall no longer be necessary or advisable because the Securities are no longer subject to the restrictions on transfer described therein;

              (n) promptly to take from time to time such action as the Initial Purchaser may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Initial Purchaser may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided, however, that
                                                        --------------------
          in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not so qualified or so subject. The Company will promptly advise the Initial Purchaser of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

              (o) to comply with the Registration Rights Agreement and all agreements set forth in the representation letters of the Company to The Depository Trust Company relating to the approval of the Securities for "book-entry" transfer;

              (p) for a period of 120 days from the date of the Offering Memorandum, to not offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by the Company (other than the Securities or the Exchange Securities) without the prior written consent of the Initial Purchaser, which consent shall not be unreasonably withheld;

              (q) in connection with the offering, until the completion of the resale of the Securities, neither the Company nor any of its affiliated purchasers (as defined in Rule 10b-6 under the Exchange
          Act), either alone or with one or more other persons, will bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and neither it nor any of its affiliated purchasers will make bids or purchases for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities;

              (r) during the period from the Closing Date until three years after the Closing Date, without the prior written consent of the Initial Purchaser, to not, and not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act;

              (s) prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Initial Purchaser is notified), without the prior written consent of the Initial Purchaser, unless in the judgment of the Company and its counsel, and after notification to the Initial Purchaser, such press release or communication is required by law;

              (t) to not take any action prior to the execution and delivery of the Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture; and

              (u) to not take any action prior to the Closing Date which in the Company's reasonable judgment would require the Offering Memorandum to be amended or supplemented pursuant to Section 4(c) hereof.

         5.  Conditions of Initial  Purchaser's Obligations. The  obligations of
             -----------------------------------------------
     the Initial Purchaser hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of officers of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each or the following additional terms and conditions:

              (a) The  Offering Memorandum  shall have  been printed  and copies distributed to the Initial Purchaser as promptly as practicable on or following the date following the date of this Agreement or at such other date and time as to which the Initial Purchaser may agree; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

              (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Securities, the Indenture, the Registration Rights Agreement, this Agreement and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all material respects to the Initial Purchaser, and the Company shall have furnished to the Initial Purchaser all documents and information that it or its counsel may reasonably request to enable them to pass upon such matters.

              (c) Gibson, Dunn & Crutcher shall have furnished to the Initial Purchaser their written opinion, as counsel to the Company, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect that:

                   (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification (other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect), and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged;

                   (ii) the  outstanding shares  of common  stock and  preferred stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable;

                   (iii) the Company has full power and authority to execute and deliver the Indenture, the Securities, the Registration Rights Agreement and this Agreement and to perform its obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of the Indenture, the Securities, the Registration Rights Agreement and this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly taken;

                   (iv) each of this Agreement and the Registration Rights
               Agreement has been duly authorized, executed and delivered by the Company;

                   (v) the Indenture has been duly authorized, executed and
               delivered by the Company and the Securities have been duly authorized and executed by the Company;

                   (vi) the Company's authorized capitalization is as set forth in the Offering Memorandum; the capital stock of the Company conforms to the description thereof contained in the Offering Memorandum;

                   (vii) the descriptions in the Offering Memorandum of
               statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information that would be required to be shown if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 under the Securities Act; the statements in the Offering Memorandum under the caption "Certain Federal Income Tax Considerations" to the extent that they constitute matters of law or regulation or legal conclusions, have been reviewed by them and fairly summarize the matters described therein in all material respects; and such counsel does not have actual knowledge of any current or pending legal or governmental actions, suits or proceedings which would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 which are not described as required;

                   (viii) as of its date and on the Closing Date, the Offering
               Memorandum (except for financial statements, the notes thereto and related schedules and other financial data included in the Offering Memorandum, as to which no opinion need be expressed) complies as to form in all material respects with that which would be required by the Securities Act and the rules and regulations of the Commission thereunder applicable to a definitive prospectus forming part of a registration statement on Form S-1 under the Securities Act;

                   (ix) the Indenture conforms as to form in all material
               respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder;

                   (x) no authorization, approval, consent or order of, or
               filing or registration with, any governmental body or agency or, to such counsel's best knowledge, any court that has jurisdiction over the Company or any of its assets or properties is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under state securities or Blue Sky laws or regulations;

                   (xi) the Company is not (A) an "investment company" or a
               company "controlled" by an investment company within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder, without taking account of any exemption under the Investment Company Act arising out of the number of holders of the Company's securities, or (B) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended;

                   (xii) the Registration Rights Agreement constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms (assuming the due execution and delivery thereof by the other parties thereto) subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that indemnification or contribution provisions may be unenforceable;

                   (xiii) the Indenture constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms (assuming due execution and delivery by the Trustee), subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws (now or hereafter in effect relating to or affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); the Securities are in the form contemplated by the Indenture and, upon the due authentication and delivery thereof by the Trustee pursuant to the Indenture, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and the Indenture, the Securities and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Offering Memorandum;

                   (xiv) the execution, delivery and performance by the Company of the Indenture, the Securities, the Registration Rights Agreement and this Agreement, the consummation of the transactions contemplated hereby and thereby, do not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified to such counsel in a certificate of the Company as being a material instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any statute, or any judgment, order, decree, rule or regulation known to such counsel of any federal or state court or governmental agency or body or arbitrator having jurisdiction over the Company or any of its properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body is required under any such statute, judgment, order, decree, rule or regulation for the execution, delivery and performance of the Indenture, the Securities or the Registration Rights Agreement by the Company or the consummation of the transactions contemplated hereby and thereby; provided,
                                                                    ---------
               however, that the foregoing may exclude state securities laws or
               --------
               Blue Sky laws and any such consents, approvals, authorizations, or order of, or filings or registrations with, the Commission and any state securities regulatory authorities as may be required to be obtained or made pursuant to the Registration Rights Agreement;

                   (xv) neither the consummation of the transactions
               contemplated by this Agreement nor the sale, issuance, execution or delivery of the Securities will violate Regulation G, T, U or X of the Federal Reserve Board;

                   (xvi) to the best knowledge of such counsel, there is no
               pending action or suit or judicial, arbitral, rule-making or other administrative or other proceeding to which the Company is a party or of which any property or assets of the Company is the subject that, singularly or in the aggregate, (A) questions the validity of this Agreement, the Registration Rights Agreement or the Indenture or any action taken or to be taken pursuant hereto or thereto, or (B) if determined adversely to the Company is reasonably likely to have a Material Adverse Effect and such counsel does not have actual knowledge that any such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

                   (xvii) assuming the accuracy of the representations,
               warranties and agreements of the Company contained in paragraphs
               (x), (y) and (z) of Section 1 of this Agreement and of the Initial Purchaser in Section 2 of this Agreement, the issuance and sale of the Securities and the offer, resale and delivery of the Securities in the manner contemplated in the Offering Memorandum and this Agreement, are exempt from the registration requirements of the Securities Act and it is not necessary to qualify the Indenture under the Trust Indenture Act.

              Such counsel shall state that they have participated in conferences with representatives of the Company, representatives of the independent auditors of the Company and representatives of the Initial Purchaser at which conferences the contents of the Offering Memorandum, any amendment thereof and supplement thereto and related matters were discussed, and, although such counsel assume no responsibility for the accuracy or completeness or fairness of the Offering Memorandum, any amendment thereof or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Offering Memorandum or any amendment thereof or supplement thereto (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no belief) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials which are furnished to the Initial Purchaser.

              (d) The Initial Purchaser shall have received from CS&M, counsel for the Initial Purchaser, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchaser may reasonably require, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.

              (e) The Company shall have furnished to the Initial Purchaser (x) a letter of Arthur Anderson LLP, dated the date hereof, with respect to the Company's fiscal years ended December 25, 1993, and December 31, 1994, and (y) a letter of Coopers & Lybrand L.L.P., dated the date hereof, with respect to the Company's fiscal year ended December 30, 1995, each of which shall be in form and substance satisfactory to the Initial Purchaser, to the effect that:

                   (i) they are each independent certified public accountants with respect to the Company within the meaning of the applicable rules and regulations thereunder and Rule 101 of the American Institute of Certified Public Accountants' Code of Professional Conduct and its interpretations and rulings;

                   (ii) based upon a reading of the latest unaudited financial statements made available by the Company, the procedures of the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, reading of minutes and inquiries of certain officials of the Company who have responsibility for financial and accounting matters and certain other limited procedures requested by the Initial Purchaser and described in detail in such letter, nothing has come to their attention that causes them respectively to believe that (A) any unaudited financial statements included or incorporated in the Offering Memorandum do not comply in form in all material respects with applicable accounting requirements or (B) any material modifications should be made to the unaudited financial statements included in the Offering Memorandum for them to be in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Offering Memorandum;

                   (iii) with respect to the letter of Coopers & Lybrand L.L.P.
               only, based upon the procedures detailed in such letter with respect to the period subsequent to the date of the last available balance sheet, including reading of minutes and inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing has come to their attention that causes them to believe that (1) at a specified date not more than five business days prior to the date of the-letter, there was any increase in long-term debt or decrease in net current assets as compared with the amounts shown in the December 30, 1995, audited balance sheet included in the Offering Memorandum or (2) for the period from December 30, 1995, to a specified date not more than five business days prior to the date of the letter, there were any decreases, as compared with the corresponding period in the preceding year, in net sales, income from operations or net income, except in all instances for changes, increases or decreases that the Memorandum discloses have occurred or which are set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Initial Purchaser;

                   (iv) they have each performed certain other specified
               procedures as a result of which they respectively determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Offering Memorandum agrees with the accounting records of the Company, excluding any questions of legal interpretation; and

                   (v) with respect to the letter of Coopers & Lybrand L.L.P.
               only, on the basis of a reading of the unaudited pro forma financial statements included in the Offering Memorandum (the "pro forma financial statements"); carrying out certain specified procedures; reading of minutes and inquiries of certain officials of the Company who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of

                                                                          3O

               the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

              (f) The Company shall have furnished to the Initial Purchaser a letter (the "bring-down letter") of Coopers & Lybrand L.L.P., addressed to the Initial Purchaser and dated the Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than two days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Initial Purchaser concurrently with the execution of this Agreement and described in paragraph (e).

              (g) The Company shall have furnished to the Initial Purchaser a certificate, dated the Closing Date, of its President and its chief financial officer stating that (A) such officers have carefully examined the Offering Memorandum, (B) in their opinion, as of its date, the Offering Memorandum did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and since its date, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum and (C) to the best of his knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct, the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and subsequent to the date of the most recent financial statements in the Offering Memorandum, there has been no material adverse change in the financial position or results of operation of the Company, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the

          Company, except as set forth in the Offering Memorandum.

              (h) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company, or any change specified in the letters referred to in paragraphs (e) or (f) of this Section, the effect of which, in any such case described above, is, in the judgment of the Initial Purchaser, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Offering Memorandum (exclusive of any amendment or supplement).

              (i) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities.

              (j) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Securities or any of the Company's other debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Securities or any of the Company's other debt securities or preferred stock.

              (k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in securities of the Company on any exchange or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Initial Purchaser, impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Memorandum.

              (l) The Company and the Initial Purchaser shall have executed and delivered the Registration Rights Agreement.

              (m) The Securities shall have been approved by the National Association of Securities Dealers, Inc. for trading in the PORTAL market.

              (n) The Indenture shall have been duly executed and delivered by the Company and the Trustee and the Securities shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

              (o) If any event shall have occurred that requires the Company under Section 4(c) hereof to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared and copies thereof delivered to the Initial Purchaser.

              (p) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchaser would materially impair the ability of the Initial Purchaser to purchase, hold or effect resales of the Securities as contemplated hereby.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to

         6. Termination. The obligations of the Initial Purchaser hereunder may
            -------------
     be terminated by the Initial Purchaser, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Section 5(h), 5(i), 5(j) or 5(k) shall have occurred.

         7. Reimbursement of Initial Purchaser's Expenses. If for any reason
            -----------------------------------------------
     permitted under this Agreement the purchase of the Securities by the Initial Purchaser is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
     Section 11 and the respective obligations of the Company and the Initial Purchaser pursuant to Sections 8 and 9 shall remain in effect. In addition, if the purchase of the Securities by the Initial Purchaser is not consummated because any condition to the obligations of the Initial Purchaser set forth in Section 5 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Initial Purchaser, the Company will reimburse the Initial Purchaser upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with this Agreement and the proposed purchase and sale of the Securities.

         8. Indemnification. (a) The Company shall indemnify and hold harmless
            -----------------
     the Initial Purchaser, its affiliates, and their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for the purposes of this
     Section 8 and Section 9 as an Initial Purchaser), to the fullest extent lawful, against any loss, claim, damage, expense or liability, joint or several, or any action in respect thereof, to which the Initial Purchaser may become subject, whether commenced or threatened and under the Securities Act or the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the preliminary offering memorandum or the Offering Memorandum or in any amendment or supplement thereto or any information provided by the Company pursuant to Section 4(e) or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Initial Purchaser for any legal or other expenses reasonably incurred by the Initial Purchaser in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability, expense or action as such expenses are incurred; provided,
                                                                 ---------
     however, that the Company shall not be liable in any such case to the
     --------
     extent that any such loss, claim, damage, liability or action arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission from any of such documents in reliance upon and in conformity with the Initial Purchaser's Information; and provided
                                                                     --------
     further, that with respect to any such untrue statement or omission made in
     --------
     the preliminary offering memorandum, the indemnity agreement contained in this Section 8 shall not inure to the benefit of the Initial Purchaser from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned if both (A) a copy of the Offering Memorandum was not sent or given to such personal or prior to the written confirmation of the sale of such Securities to such person, and (B) the untrue statement or omission in the preliminary offering memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of noncompliance by the Company with Section 4(b).

         (b) The Initial Purchaser shall indemnify and hold harmless the Company, its affiliates, and their respective officers, directors, employees, representatives or the Exchange Act and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for the purposes of this Section 8 and Section 9 as the Company) to the same extent as the foregoing indemnity from the Company to the Initial Purchaser, against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation at common law or otherwise, insofar as such loss, claim, damage, expense, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the preliminary offering memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Initial Purchaser's Information, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, expense or action as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 8(a) or 8(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying
             ------------------
     party shall not relieve it from any liability which it may have under this
     Section 8 except to the extent it has been materially prejudiced
     (through the forfeiture of substantive rights or defenses) by such failure; and, provided further, that the failure to notify the indemnifying party
          -----------------
     shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided,
                                                                       ---------
     however, that an indemnified party will have the right to employ its own
     ---------
     counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         The obligations of the Company and the Initial Purchaser in this
     Section 8 and in Section 9 are in addition to any other liability that the Company or the Initial

     Purchaser, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

         9. Contribution. If the indemnification provided for in Section 8 is
            --------------
     unavailable or insufficient to hold harmless an indemnified party under
     Section 8(a) or (b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchaser on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by or on behalf of the Company bear to the total discounts received by the Initial Purchaser with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or to the Initial Purchaser's Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 9 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9 shall be deemed to include, for purposes of this Section 9, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased from the Company by it were offered to investors less the amount of any damages which the Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         10. Persons Entitled to Benefit of Agreement. This Agreement shall
             -----------------------------------------
     inure to the benefit of and be binding upon the Initial Purchaser, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchaser, the Company and their respective affiliates and successors and the controlling persons and officers and directors referred to in Sections 8 and 9 and their heirs and legal representatives and other than holders and prospective purchasers of the Securities as provided in Section 4(e), any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         11. Expenses. The Company agrees to pay (a) the costs incident to the
             ---------
     authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of any preliminary offering memorandum, the Offering Memorandum and any amendments and supplements thereto; (c) the costs of reproducing and distributing this Agreement, the Registration Rights Agreement and the Indenture; (d) the preparation, issuance and delivery of the certificates for the Securities to the Initial Purchaser; (e) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in
     Section 4(n) and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of CS&M); (f) any fees charged by securities rating services for rating the Securities; (g) all fees and expenses of the Trustee; (h) all costs incident to and fees and expenses of the inclusion of the Securities on the PORTAL system and the approval of the Securities for book-entry transfer by The Depository Trust Company; and (i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided, however, that, except as otherwise
                                   ------------------
     provided in this Section 11 and in Section 7 the Initial Purchaser shall pay its own costs and expenses, including the costs and expenses of its counsel, any transfer taxes on the Securities that they may sell and the expenses of advertising any offering of the Securities made by the Initial Purchaser.

         12. Survival. The respective indemnities, rights of contribution,
             ---------
     representations, warranties and agreements made by or on behalf of the Company and the Initial Purchaser and any of their respective affiliates, representatives, officers, directors or controlling persons contained in this Agreement or in any certificate delivered pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

         13. Notices, etc. All statements, requests, notices and agreements
             -------------
     hereunder shall be in writing, and:

              (a) if to the Initial Purchaser, shall be delivered or sent by mail, telex or facsimile transmission to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Thomas H. Walker;

              (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Memorandum, Attention: Chief Financial Officer;

     ; provided, however, that any notice to the Initial Purchaser pursuant to
       -----------------
     Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to the Initial Purchaser at its address set forth on the signature page hereof.

          Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

         14. Business Day. For purposes of this Agreement, "business day" means
             -------------
     any day on which the New York Stock Exchange, Inc. is open for trading.

         15. Governing Law. This Agreement shall be governed by and` construed
             --------------
     in accordance with the internal laws of the State of New York.

         16.  Counterparts. This  Agreement may  be  executed in  any number  of
              --------------
     counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         17. Headings. The headings herein are inserted for convenience of
             ---------
     reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing is in accordance with your understanding of the agreement between the Company and the

     Initial Purchaser, kindly indicate your acceptance in the space provided for that purpose below.

         Very truly yours,

                              SIMMONS COMANY,
                              by: /s/ Roger W. Franklin
                                 ----------------------------------
                              Name: Roger W. Franklin
                              Title: Vice-President-Finance, Treasurer

     Accepted:

     CHASE SECURITIES INC.,

          By /s/ Robert Berk
             ---------------------
          Name: Robert Berk
          Title: V.P.

     Address for Notices:
     270 Park Avenue
     New York, New York 10017
     Attention: Legal Department

                                    Schedule 1(I)

         Simmons International Holding Company, Inc., a wholly-owned subsidiary of the Company, has paid and filed taxes, returns and reports (other than with respect to 1985), the nonpayment and non-filing of which were stated by the appropriate governmental authority as the reason for Simmons International Holding Company, Inc.'s failure to be in good standing in New York. There is uncertainty with respect to the filing of a 1985 return and payments made in respect thereof, which, the Company believes, if not made, would not be material.